ALLEGHANY FUNDS

Alleghany/Montag & Caldwell Growth Fund
Alleghany/Chicago Trust Growth & Income Fund
Alleghany/TAMRO Large Cap Value Fund
Alleghany/Chicago Trust Talon Fund
Alleghany/TAMRO Small Cap Fund
Alleghany/Chicago Trust Small Cap Value Fund
Alleghany/Veredus Aggressive Growth Fund
Alleghany/Veredus SciTech Fund
Alleghany/Blairlogie International Developed Fund
Alleghany/Blairlogie Emerging Markets Fund
Alleghany/Montag & Caldwell Balanced Fund
Alleghany/Chicago Trust Balanced Fund
Alleghany/Chicago Trust Bond Fund
Alleghany/Chicago Trust Municipal Bond Fund
Alleghany/Chicago Trust Money Market Fund

Class N Shares

Supplement dated April 5, 2001
to Prospectus (Class N Shares) dated March 1, 2001



The following information replaces the information about the portfolio manager of Alleghany/Chicago Trust
Small Cap Value Fund found on page 37 and all of the information on page 39, including the performance information shown on that page.



Effective April 5, 2001, Philip Tasho, CFA, is the portfolio manager for Alleghany/Chicago Trust Small
Cap Value Fund.  Mr. Tasho is the Chief Investment
Officer of TAMRO Capital Partners LLC since June 2000 and is a Vice President of Chicago Capital Management,
Inc.  Prior to that, Mr. Tasho served as Chief
Executive Officer and Chief Investment Officer of Riggs
Investment Management Corp. (RIMCO), from 1995 to May
2000. He has 20 years of investment management experience. He received his MBA from George Washington
University.



INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE.



THE CHICAGO TRUST COMPANY  MONTAG & CALDWELL  VEREDUS ASSET MANAGEMENT
 BLAIRLOGIE CAPITAL MANAGEMENT  TAMRO CAPITAL PARTNERS LLC